FIRST AMENDMENT
TO THE
AMENDED AND RESTATED
AFFIRMATIVE INSURANCE HOLDINGS, INC.
2004 STOCK INCENTIVE PLAN
(as Amended And Restated December 27, 2005 )
      This first amendment (the “Amendment”) is made by Affirmative Insurance Holdings, Inc., a Delaware corporation (the “Company”), to the Amended and Restated Affirmative Insurance Holdings, Inc. 2004 Stock Incentive Plan (Amended And Restated December 27, 2005) (herein referred to as the “Plan”) pursuant to the authorization of the Compensation Committee (“Committee”) as appointed by the Company’s board of directors (the “Board”).
      WHEREAS, the Company maintains the Plan to retain the services of the officers, other employees, directors and consultants and to provide incentives for such person to exert maximum efforts for the success of the Company and its affiliates; and
      WHEREAS, the Board deems it to be in the Company’s best interest to amend the Plan to eliminate the automatic formula grants in (i) Section 5.5(b)(1) which provides eligible directors of the Company an option to purchase Five Thousand (5,000) shares of common stock of the Company as an initial inducement option on the date such directors become eligible and (ii) Section 5.5(b)(2) which provides eligible directors of the Company who receive an initial inducement option a further option to purchase an additional Five Thousand (5,000) shares of common stock of the Company as an annual incentive option;
      NOW, THEREFORE, pursuant to the authority to amend, reserved in Section 13 of the Plan, the Plan is hereby amended as follows:

1. Section 5.5(b)(1) shall be amended and restated in its entirety as follows: “[reserved].”

2. Section 5(b)(2) shall be amended and restated in its entirety as follows: “[reserved].”

3. Except as provided above, the Plan shall remain unchanged and in full force and effect.
[SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, upon authorization of the Board of Directors and the stockholders of the Company, the undersigned has caused this Amendment to the Amended and Restated Affirmative Insurance Holdings, Inc. 2004 Stock Incentive Plan to be executed on this 2nd day of June, 2006.

AFFIRMATIVE INSURANCE HOLDINGS, INC

By: /s/ David B. Snyder

David B. Snyder
Senior Vice President, General Counsel and Secretary